Putnam
Ohio
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-00

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years in which Putnam has experienced tremendous growth and transformed itself from a respected U.S. investment management firm to a financial institution with a global presence.

As the organization makes its way into the new century, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We embark upon this new era of Putnam's rich heritage with confidence and we look forward to the opportunity of continuing to help you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
July 19, 2000


REPORT FROM THE FUND MANAGER

Susan A. McCormack

Compared with the stock market's roller-coaster ride in recent months, the municipal market has been far less harrowing for tax-conscious investors. Moreover, Ohio's robust manufacturing, retailing, and service economy has continued to provide a solid backdrop for municipal investors. Unfortunately, steady interest-rate increases throughout the annual period have put a damper on municipal bond performance. Municipal bond funds have also had to contend with cash outflows, as the stock market's previously attractive returns have lured away some municipal investors. Putnam Ohio Tax Exempt Income Fund has met these challenges with solid income-generating strategies and prudent total return management.

Total return for 12 months ended 5/31/00

      Class A          Class B          Class M
    NAV     POP      NAV    CDSC      NAV     POP
----------------------------------------------------
  -2.72%  -7.37%   -3.37%  -7.98%   -3.02%  -6.15%
----------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* MUNIS RETAIN VALUE AS TREASURIES STUMBLE AND STOCKS SELL OFF

When the stock market first began to exhibit weakness in early April, fixed-income investments enjoyed price increases as nervous investors flocked to bonds. The rise was short lived, however, as inflation concerns and fears of continued interest-rate increases by the Federal Reserve Board pushed down prices throughout the fixed-income market. The good news is that municipal bond prices held up better than most other fixed-income securities and continue to offer solid opportunity for investors with tax considerations.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care             18.3%

Transportation          10.4%

Education                9.1%

Water and sewer          7.6%

Housing                  6.8%

Footnote reads:
*Based on net assets as of 5/31/00. Holdings will vary over time.


In fact, after wavering from a year of steady interest-rate increases, the municipal bond market may slowly be approaching the point at which the news gets better. It may not always appear to be a positive attribute, but a responsible Fed that proactively seeks to contain inflation is good news for bond investors. True, Fed policy and rising interest rates have been the main reason for the choppy municipal bond market this year, but if you look closely, you will notice that municipal bond yields are actually not much higher and bond prices have not gone much lower than they were in October 1999. Rather, the short-term Treasury rates and mortgage interest rates have seen the greatest movement.

It is difficult to know exactly when the economy will slow significantly and interest rates will begin to fall, but we do know that the signs are there: 30-year mortgage interest rates are over 8%, corporate bond rates are approaching 9%, and the Nasdaq has been quite volatile. These three statistics have historically correlated with a weakening economy, a slowdown in consumer spending, and lower interest rates.

* SEEKING HIGHER INCOME AMID WIDENING CREDIT SPREADS

Your fund has continued to provide a high level of tax-exempt income throughout the fiscal year. Total return performance suffered somewhat, however, as credit spreads between investment-grade municipal bonds and higher-yielding issues widened over the past several months. This widening put price pressure on interest-rate-sensitive sectors of the market such as airlines and hospitals, which are well represented in the fund's portfolio.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 48.9%

Aa/AA -- 8.7%

A -- 9.5%

Baa/BBB -- 23.0%

Ba/BB -- 7.8%

VMIG1 -- 2.1%

Footnote reads:
*As a percentage of market value as of 5/31/00. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Continuing to extend the portfolio's duration was one effective way to keep income strong over the period. As weakness in the bond market persisted, we took advantage of falling bond prices to add some bonds with higher yields and longer maturities, simultaneously selling bonds in the intermediate-maturity range. Putnam has an experienced team of credit analysts who add a great deal of value by enabling us to evaluate those credits that are unrated by the major rating agencies. Their expertise allows us to purchase securities whose current ratings may not accurately reflect their performance potential, as well as undervalued securities, with a higher degree of confidence.


For investors in Ohio's highest tax bracket, the fund's 5.27% 30-day SEC yield for class A shares on May 31, 2000, was equivalent to a yield of 9.43% on a taxable investment.

See pages 6 and 7 for complete performance information.


During the period, we took advantage of recession-like credit spreads to increase the fund's holdings of BBB/Baa-rated bonds. Normally a BBB-rated bond yields just under a half percentage point more than a AAA-rated bond, but now we are seeing a three-quarter-point difference between the two bonds, an attractive yield difference that, in our view, compensates investors for the somewhat higher risk inherent in a BBB-rated bond. One noteworthy purchase the fund made in December involved Baa2-rated bonds issued by the Toledo Lucas County Port Authority for CSX Transportation to fund a new transfer station and iron ore storage facility. Another was a position in Baa1-rated bonds issued by Montgomery County for Kettering Medical Center to finance the hospital's acquisition of two other hospitals, Grandview Hospital and Southview Hospital. In both cases, the issuers are in solid financial shape, the bonds pay excellent income, and the yields on the bonds were more attractive than they would have been one year earlier. Both bonds also offer solid price appreciation potential.


Fiscal policy? Monetary policy?

Fiscal policy refers to the federal government's use of spending and taxation to control the economy. If the government raises taxes, people will have less money to spend, therefore reducing demand. If the government lowers taxes, people will be more inclined to spend money. The government can also spend money to influence demand.

Monetary policy attempts to influence the economy by controlling the money supply. Monetary policy is normally carried out by a central bank. The central bank of the United States is the Federal Reserve. Monetary policy can influence the economy by altering interest rates. By reducing the supply of money, monetary policy can raise interest rates and discourage lending. Decreased lending results in less investment and less production.

Right now the Fed is implementing tighter monetary policy, and bond funds, including municipal bonds, are not performing well. This is a result of the inverse relationship of interest rates and bond prices. Treasury bonds take the brunt of the impact when interest rates rise, while municipal bonds (attracting only domestic investors) are somewhat insulated but by no means exempt. Rising interest rates also affect the supply of municipal bonds because cities and towns do not want to float new bonds or refund outstanding bonds when interest rates are rising.

(First two paragraphs adapted from The Importance of Independence, by David W. Gallivan.)


* POSITIONING FUND FOR WHAT LIES AHEAD

One of our goals in the past year, as rising interest rates caused bond prices to decline, has been to create tax swaps. We have been realizing capital losses by selling some securities purchased in previous years when interest rates were lower. Then we have invested the proceeds in higher yielding issues with comparable characteristics. The losses the fund realizes on the sale of old securities will be available to offset any future capital gains the fund may realize, which would otherwise be taxable to shareholders. (Only the net investment income your fund earns is tax exempt.)

Although the fund's overweight position in higher-yielding, lower-rated bonds hurt performance when credit spreads widened so dramatically in December and January, we continue to believe in the value of these issues and in the performance potential of every bond in the portfolio. Signs that the economy may be slowing are now emerging. If the change takes hold and interest rates begin to drop, investors seeking higher yields will likely push up demand for the kinds of bonds that form the backbone of this portfolio. These higher-yielding bonds would then be poised for solid price appreciation.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Ohio Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and Ohio state income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 5/31/00

                             Class A         Class B        Class M
(inception dates)          (10/23/89)       (7/15/93)       (4/3/95)
                           NAV     POP     NAV    CDSC     NAV     POP
----------------------------------------------------------------------
1 year                   -2.72%  -7.37%  -3.37%  -7.98%  -3.02%  -6.15%
----------------------------------------------------------------------
5 years                  21.08   15.28   17.20   15.35   19.28   15.41
Annual average            3.90    2.88    3.23    2.90    3.59    2.91
----------------------------------------------------------------------
10 years                 78.44   69.94   65.91   65.91   72.23   66.60
Annual average            5.96    5.45    5.19    5.19    5.59    5.24
----------------------------------------------------------------------
Life of fund             83.78   75.13   70.00   70.00   76.80   71.09
Annual average            5.91    5.43    5.13    5.13    5.52    5.20
----------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/00

                               Lehman Bros. Municipal      Consumer
                                    Bond Index           price index
----------------------------------------------------------------------
1 year                                -0.86%                3.07%
----------------------------------------------------------------------
5 years                               28.55                12.55
Annual average                         5.15                 2.39
----------------------------------------------------------------------
10 years                              94.58                32.59
Annual average                         6.88                 2.86
----------------------------------------------------------------------
Life of fund                         103.39                36.39
Annual average                         6.94                 2.98
----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, 10-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/31/90

                                   Lehman Bros.
               Fund's class A     Municipal Bond    Consumer price
Date            shares at POP         Index             index

5/31/90             9,524            10,000            10,000
5/31/91            10,390            11,008            10,495
5/31/92            11,392            12,089            10,813
5/31/93            12,753            13,535            11,161
5/31/94            12,992            13,869            11,416
5/31/95            14,037            15,137            11,780
5/31/96            14,500            15,828            12,121
5/31/97            15,667            17,141            12,392
5/31/98            16,973            18,750            12,601
5/31/99            17,471            19,627            12,864
5/31/00           $16,994           $19,458           $13,259

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $16,591 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,223 ($16,660 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/00

                                Class A        Class B       Class M
----------------------------------------------------------------------
Distributions (number)            12             12            12
----------------------------------------------------------------------
Income                         $0.4542        $0.3981       $0.4286
----------------------------------------------------------------------
Capital gains1                    --             --            --
----------------------------------------------------------------------
  Total                        $0.4542        $0.3981       $0.4286
----------------------------------------------------------------------
Share value:                 NAV     POP         NAV       NAV     POP
----------------------------------------------------------------------
5/31/99                    $8.99   $9.44       $8.98     $8.99   $9.29
----------------------------------------------------------------------
5/31/00                     8.29    8.70        8.28      8.29    8.57
----------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------
Current dividend rate2      5.34%   5.09%       4.68%     5.03%   4.87%
----------------------------------------------------------------------
Taxable equivalent3         9.55    9.10        8.37      9.00    8.71
----------------------------------------------------------------------
Current 30-day SEC yield4   5.27    5.02        4.61      4.97    5.18
----------------------------------------------------------------------
Taxable equivalent3         9.43    8.99        8.25      8.90    9.27
----------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 44.13% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/00 (most recent calendar quarter)

                             Class A         Class B        Class M
(inception dates)          (10/23/89)       (7/15/93)       (4/3/95)
                           NAV     POP     NAV    CDSC     NAV     POP
----------------------------------------------------------------------
1 year                    0.53%  -4.24%  -0.08%  -4.86%   0.25%  -3.04%
----------------------------------------------------------------------
5 years                  24.81   18.87   20.88   18.96   22.83   18.80
Annual average            4.53    3.52    3.86    3.53    4.20    3.50
----------------------------------------------------------------------
10 years                 80.78   72.18   68.29   68.29   74.48   68.77
Annual average            6.10    5.58    5.34    5.34    5.72    5.37
----------------------------------------------------------------------
Life of fund             87.33   78.51   73.29   73.29   80.21   74.39
Annual average            6.05    5.57    5.28    5.28    5.66    5.34
----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares  may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs and may pose different risks than the fund. Securities in the fund do not match those in the index and performance will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended May 31, 2000

To the Trustees and Shareholders of
Putnam Ohio Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Ohio Tax Exempt Income Fund (the "fund") at May 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 11, 2000




THE FUND'S PORTFOLIO
May 31, 2000

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.2%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Ohio (86.2%)
-------------------------------------------------------------------------------------------------------------------
     $    1,000,000 Akron, G.O. Bonds, 6s, 12/1/12                                        Aaa      $      1,042,500
            875,000 Akron, Econ. Dev. Rev. Bonds, MBIA, 6s, 12/1/12                       Aaa               916,563
             70,000 Akron-Wilbeth, Hsg. Dev. Corp. 1st Mtge.
                    Rev. Bonds, FHA Insd., 7.9s, 8/1/03                                   A                  75,688
          1,500,000 Brecksville-Broadview Heights, City School Dist.
                    G.O. Bonds, FGIC, 6 1/2s, 12/1/16                                     Aaa             1,584,375
          5,000,000 Butler Cnty., Hosp. Impt. Rev. Bonds
                    (Fort Hamilton-Hughes), 7 1/2s, 1/1/10                                Baa3            5,162,500
            430,000 Cincinnati, Student Loan Funding Corp. Rev. Bonds,
                    Ser. B, 8 7/8s, 8/1/08                                                BBB/P             435,375
          1,700,000 Cleveland, Arpt. Rev. Bonds (Continental
                    Airlines, Inc.), 5.7s, 12/1/19                                        Ba2             1,417,375
          1,255,000 Cleveland, G.O. Bonds, MBIA, 5 3/4s, 8/1/15                           Aaa             1,281,669
          2,500,000 Cleveland, Pkg. Fac. Impt. Rev. Bonds, 8s, 9/15/12                    BB/P            2,700,000
          2,095,000 Cleveland, Pub. Pwr. Syst. Rev. Bonds, MBIA,
                    4 3/4s, 11/15/16                                                      Aaa             1,820,031
                    Cleveland Urban Renewal Increment Rev. Bonds
                    (Rock & Roll Hall of Fame)
          1,900,000 6 3/4s, 3/15/18                                                       BBB-/P          1,900,000
          2,000,000 6 5/8s, 3/15/11                                                       BBB-/P          2,002,500
          7,950,000 Cleveland, Waterworks 1st Mtge. Rev. Bonds,
                    Ser. G, MBIA, 5 1/2s, 1/1/13                                          Aaa             7,969,875
          1,350,000 Cleveland-Cuyahoga Cnty., Port Auth. Rev. Bonds
                    (Rock & Roll Hall of Fame), 5.2s, 12/1/03                             BBB-/P          1,331,438
          4,500,000 Dayton, Fac. Rev Bonds (Emery Air Freight),
                    Ser. A, 5 5/8s, 2/1/18                                                BBB             3,892,500
          3,500,000 Delaware Cnty., Swr. Dist. Impt. G.O. Bonds,
                    MBIA, 4 3/4s, 12/1/24                                                 Aaa             2,883,125
          1,000,000 Delaware Cnty., Cap. Facs. G.O. Bonds,
                    6 1/4s, 12/1/16                                                       Aa2             1,041,250
          1,300,000 Dublin, G.O. Bonds, Ser. B, 6.4s, 12/1/14                             Aa3             1,366,625
                    Franklin Cnty., Hlth. Care Fac. Rev. Bonds
          1,750,000 (Friendship Dublin), 5 5/8s, 11/1/22                                  BBB+/P          1,397,813
          1,500,000 (OH Presbyterian Svcs.), 5 1/2s, 7/1/21                               BBB-/P          1,170,000
          2,000,000 Franklin Cnty., OH Dev. Rev. Bonds
                    (Amern Chem. Society), 5.8s, 10/1/14                                  A               1,965,000
                    Greene Cnty., Swr. Syst. Rev. Bonds
                    (Governmental Enterprise), AMBAC
          1,380,000 5 5/8s, 12/1/13                                                       Aaa             1,390,350
          1,305,000 5 5/8s, 12/1/12                                                       Aaa             1,321,313
          2,750,000 Hamilton Cnty., Hlth. Syst. Rev. Bonds
                    (Providence Hosp.), 6 7/8s, 7/1/15                                    Baa1            2,901,250
          2,000,000 Hamilton Cnty., Sales Tax Rev. Bonds (Hamilton
                    Cnty. Football), Ser. B, MBIA, 5s, 12/1/27                            Aaa             1,695,000
          2,000,000 Hamilton, City School Dist. G.O. Bonds, Ser. A,
                    5 1/2s, 12/1/24                                                       AA-             1,862,500
          3,000,000 Hilliard, School Dist. G.O. Bonds (School Impts.
                    Project), FGIC, 5 3/4s, 12/1/24                                       Aaa             2,921,250
          1,800,000 Huran Cnty., Human Svcs. Rev. Bonds, MBIA,
                    6.55s, 12/1/20                                                        Aaa             1,948,500
          1,500,000 Kent, School Dist. G.O. Bonds, FGIC, 5 3/4s, 12/1/21                  AAA             1,473,750
            335,077 Lake Cnty. Indl. Dev. Rev. Bonds (Madison Inn
                    Hlth. Ctr.), FHA Insd., 12s, 5/1/14                                   A-/P              344,663
          1,000,000 Lakota, Local School Dist. Rev. Bonds, AMBAC,
                    7s, 12/1/10                                                           Aaa             1,127,500
          1,910,000 Lorain Cnty., Elderly Hsg. Corp. Multi-Fam. Rev.
                    Bonds (Harr Plaza & Intl.), Ser. A, 6 3/8s, 7/15/19                   A               1,907,613
                    Lorain Cnty., Fac. Rev. Bonds (Laurel Lake)
          1,500,000 7.3s, 12/15/14                                                        BB-/P           1,485,000
          1,750,000 7 1/8s, 12/15/18                                                      BB-/P           1,677,813
          5,325,000 Lorain Cnty., Hosp. Rev. Bonds (EMH Regl.
                    Med. Ctr.), AMBAC, 7 3/4s, 11/1/13                                    Aaa             5,983,969
          3,100,000 Lucas Cnty., Indl. Dev. Rev. Bonds (Kroger Co.),
                    8 1/2s, 7/1/11                                                        Baa3            3,256,488
                    Marion Cnty., Hlth. Care Fac. Rev. Bonds
                    (United Church Homes)
          3,770,000 6 3/8s, 11/15/10                                                      BBB-            3,576,788
          2,000,000 6.3s, 11/15/15                                                        BBB-            1,812,500
          1,205,000 Massillon Rev. Bonds (Lincoln Ctr. Phase II),
                    AMBAC, 6.95s, 12/1/10                                                 Aaa             1,313,450
          2,700,000 Miami, Cnty., Hosp. Fac. Rev. Bonds (Upper Valley
                    Med. Ctr.), Ser. A, 6 3/8s, 5/15/26                                   Baa2            2,328,750
          1,500,000 Montgomery Cnty., Hosp. Rev. Bonds (Kettering
                    Med. Ctr.), 6 3/4s, 4/1/22                                            Baa1            1,389,375
                    Montgomery Cnty., Hlth. Syst. Rev. Bonds
            280,000 Ser. B-1, 8.1s, 7/1/18                                                Baa1              315,000
          1,720,000 Ser. B-1, 8.1s, 7/1/18, Prerefunded                                   Aaa             1,988,750
            580,000 Montgomery Cnty., Hosp. Rev. Bonds (Grandview
                    Hosp. & Med Ctr.), 5.6s, 12/1/11                                      BBB+              586,525
          3,000,000 North Olmsted, G.O. Bonds, AMBAC, 6.2s, 12/1/11                       Aaa             3,202,500
            835,000 Northwestern, School Dist. Rev. Bonds
                    (Wayne & Ashland Cntys. School Impt.),
                    FGIC, 7.2s, 12/1/10                                                   Aaa               955,031
          3,000,000 OH Hsg. Fin. Agcy. Mtge. IFB, Ser. 25, 6.02s,
                    3/1/29 (acquired 9/24/97, cost $3,351,900) (RES)                      AAA/P           2,850,000
                    OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB
          3,664,000 Ser. A-2, GNMA Coll., 8.614s, 3/24/31                                 Aaa             3,883,840
          3,000,000 Ser. G-2, GNMA Coll., 9.687s, 3/2/23                                  Aaa             3,191,250
                    OH Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
            290,000 Ser. C, GNMA Coll., 7.85s, 9/1/21                                     AAA               296,911
             60,000 Ser. 85-A, FGIC, zero%, 1/15/15                                       Aaa                14,250
                    OH State Air Quality Dev. Auth. Rev. Bonds
                    (Poll. Control)
          5,000,000 Ser. B, 6s, 8/1/20                                                    Ba1             4,506,250
          2,500,000 Ser. A, 5.95s, 5/15/29                                                Baa2            2,284,375
            555,000 OH State Econ. Dev. Rev. Bonds (Superior
                    Forge & Steel Corp.), Ser. 3, 7 5/8s, 6/1/11                          A-                573,076
          1,500,000 OH State Env. Impt. Rev. Bonds (USX Corp.),
                    5 5/8s, 5/1/29                                                        Baa1            1,260,000
                    OH State Higher Ed. Fac. Rev. Bonds
          4,500,000 (Case Western Reserve U.), 6 1/4s, 10/1/18                            Aa3             4,708,125
          1,000,000 (Case Western Reserve U.), 6s, 10/1/14                                Aa3             1,031,250
          1,630,000 (Oberlin College), 5 1/4s, 10/1/14                                    AA              1,581,100
          2,000,000 (Oberlin College), 5s, 10/1/29                                        AA              1,695,000
          3,000,000 (Northern U.), 4 3/4s, 5/1/19                                         A2              2,497,500
          1,800,000 OH State Indl. Dev. Auth. Rev. Bonds (Kroger Co.),
                    8.65s, 6/1/11                                                         Baa3            1,889,370
          3,350,000 OH State Poll. Control Rev. Bonds (Standard
                    Oil Co.), 6 3/4s, 12/1/15                                             Aa3             3,664,063
          7,000,000 OH State, Tpk. Comm. Rev. Bonds, Ser. B, FGIC,
                    4 3/4s, 2/15/28                                                       Aaa             5,661,250
                    OH State Wtr. Dev. Auth. Solid Waste
                    Disp. Rev. Bonds
          5,700,000 (North Star Broken Hill Steel), 6.45s, 9/1/20                         A3              5,742,750
          2,500,000 (Bay Shore Power Co.), Ser. A, 5 7/8s, 9/1/20                         BB-/P           1,937,500
                    Sandusky Cnty., Hosp. Fac., Rev. Bonds
                    (Memorial Hosp.)
            830,000 5.15s, 1/1/10                                                         BBB-              716,913
            500,000 5.15s, 1/1/08                                                         BBB-              445,625
            685,000 5.05s, 1/1/07                                                         BBB-              615,644
          2,260,000 Sprigboro Cmnty., City School Dist. G.O. Bonds,
                    AMBAC, 6s, 12/1/11                                                    Aaa             2,375,825
                    Stark Cnty., School Dist. G.O. Bonds FGIC
          1,000,000 5 3/4s, 12/1/21                                                       A3                982,500
          1,100,000 5.65s, 12/1/16                                                        A3              1,094,500
          1,500,000 Toledo, G.O. Bonds (Macys), Ser. A, MBIA,
                    6.35s, 12/1/25                                                        Aaa             1,520,625
          2,925,000 Toledo Swr. Syst. Mtge. Rev. Bonds, AMBAC,
                    6.2s, 11/15/12 (SEG)                                                  Aaa             3,115,125
          1,175,000 Toledo Waterworks Mtge. Rev. Bonds, AMBAC,
                    6.2s, 11/15/12                                                        Aaa             1,251,375
          3,500,000 Toledo-Lucas Cnty., Ohio Port Auth. Rev. Bonds
                    (Transn, Inc. Project), 6.45s, 12/15/21                               Baa2            3,412,500
          3,200,000 Toledo-Lucas Cnty., Rev. Bond (Lodging
                    Tax-Convention Ctr.), MBIA, 5.7s, 10/1/15                             Aaa             3,208,000
          1,100,000 Tuscarawas Cnty., Hosp. Fac. Rev. Bonds
                    (Union Hosp.), Ser. A, 6 1/2s, 10/1/21                                Baa3            1,003,750
          1,000,000 Twin Valley, Cmnty. Local School Dist. Rev. Bonds,
                    FGIC, 7.05s, 12/1/11                                                  Aaa             1,135,000
          1,850,000 Washington Cnty., Hlth. Care Fac. Rev. Bonds
                    (Glenwood Retirement Cmnty.), 6.35s, 10/1/27                          BB-/P           1,572,500
                    Westerville, City School Dist. Rev. Bonds
                    (School Impt.)
          1,610,000 6 1/4s, 12/1/09                                                       A3              1,708,613
          1,590,000 6 1/4s, 12/1/08                                                       A3              1,681,425
          3,000,000 Woodridge, School Dist. Rev. Bonds, AMBAC,
                    6.8s, 12/1/14                                                         Aaa             3,382,500
                    Zanesville, Hsg. Dev. Corp. Mtge. Rev. Bonds
            220,000 FHA Insd., 7 3/8s, 10/1/21                                            Aaa               256,025
            205,000 FHA Insd., 7 3/8s, 10/1/20                                            Aaa               238,313
            185,000 FHA Insd., 7 3/8s, 10/1/19                                            Aaa               214,600
            180,000 FHA Insd., 7 3/8s, 10/1/18                                            Aaa               209,700
            160,000 FHA Insd., 7 3/8s, 10/1/17                                            Aaa               186,400
            155,000 FHA Insd., 7 3/8s, 10/1/16                                            Aaa               179,994
                                                                                                   ----------------
                                                                                                        171,897,142

Puerto Rico (12.0%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN, MBIA,
                    3.4s, 12/1/15                                                         VMIG1           3,000,000
                    Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
          1,000,000 Ser. Z, MBIA, 6 1/4s, 7/1/15                                          Aaa             1,072,500
          4,000,000 Ser. W, MBIA, 5 1/2s, 7/1/15                                          Aaa             4,010,000
          1,100,000 Cmnwlth. of PR, Hwy & Trans. Auth. VRDN, Ser. A,
                    AMBAC, 3 1/2s, 7/1/28                                                 VMIG1           1,100,000
          4,180,000 Cmnwlth. of PR, Muni. Fin. Agcy. Rev. Bonds, Ser. A,
                    FSA, 6s, 7/1/11                                                       AAA             4,409,900
                    Cmnwlth. of PR, Pub. Bldg. Auth. Fac. Rev. Bonds,
                    Ser. A, AMBAC
          1,100,000 6 1/4s, 7/1/15                                                        Aaa             1,179,750
          1,440,000 6 1/4s, 7/1/12                                                        Aaa             1,549,800
          2,875,000 6 1/4s, 7/1/11                                                        Aaa             3,094,219
          1,400,000 Cmnwlth. of PR, Tel. Auth. IFB, MBIA, 6.155s,
                    1/16/15                                                               Aaa             1,464,750
          3,000,000 PR Muni. Fin Agcy. G.O. Bonds, Ser. A, FSA,
                    5 7/8s, 8/1/14                                                        AAA             3,089,994
                                                                                                   ----------------
                                                                                                         23,970,913
-------------------------------------------------------------------------------------------------------------------
                    Total Municipal Bonds and Notes
                    (cost $202,831,692) (b)                                                        $    195,868,055
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $199,483,670.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $202,831,692 resulting in gross unrealized appreciation and depreciation of $2,910,660 and $9,874,297 respectively, or net unrealized depreciation of $6,963,637.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2000 was $2,850,000 or 1.4% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2000.

      The rates shown on IFB's, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at May 31, 2000.

      The fund had the following industry group concentrations greater than 10% at May 31, 2000 (as a percentage of net assets):

            Health care       18.3%
            Transportation    10.4

      The fund had the following insurance concentrations greater than 10% at May 31, 2000 (as a percentage of net assets):

            MBIA              16.4%
            AMBAC             15.7

------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2000
                                   Aggregate Face   Expiration     Unrealized
                 Total Value           Value           Date       Depreciation
------------------------------------------------------------------------------
Muni Bond Index
(Short)           $5,208,000        $5,148,252       Sep.-00        $(59,748)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $202,831,692) (Note 1)                                        $195,868,055
-------------------------------------------------------------------------------------------
Cash                                                                                518,400
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    3,885,510
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              176,013
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    1,413,350
-------------------------------------------------------------------------------------------
Total assets                                                                    201,861,328

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                         47,250
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               581,968
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,035,219
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          287,862
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        258,270
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           21,714
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       11,668
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            968
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               87,272
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               45,467
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,377,658
-------------------------------------------------------------------------------------------
Net assets                                                                     $199,483,670

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $211,677,226
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         44,885
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (5,215,056)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (7,023,385)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $199,483,670

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($149,433,604 divided by 18,017,945 shares)                                           $8.29
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.29)*                                $8.70
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($48,423,795 divided by 5,845,382 shares)+                                            $8.28
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,626,271 divided by 196,116 shares)                                                $8.29
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.29)**                               $8.57
-------------------------------------------------------------------------------------------

  * On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales. the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

    The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended May 31, 2000
Tax exempt interest income:                                                     $13,497,378
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,134,929
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      257,865
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   12,073
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      5,926
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               335,404
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               456,149
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 9,918
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               6,144
-------------------------------------------------------------------------------------------
Auditing                                                                             39,361
-------------------------------------------------------------------------------------------
Legal                                                                                 8,820
-------------------------------------------------------------------------------------------
Postage                                                                              26,239
-------------------------------------------------------------------------------------------
Other                                                                                32,197
-------------------------------------------------------------------------------------------
Fees waived by manager (Note 2)                                                     (19,970)
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,305,055
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (138,414)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,166,641
-------------------------------------------------------------------------------------------
Net investment income                                                            11,330,737
-------------------------------------------------------------------------------------------
Net realized loss on investments (Note 1)                                        (2,561,495)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     131,751
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year          (16,133,464)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (18,563,208)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                            $(7,232,471)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year ended May 31
                                                                    ------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 11,330,737     $ 11,751,702
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (2,429,744)        (837,341)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                            (16,133,464)      (4,190,232)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        (7,232,471)       6,724,129
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (8,922,553)      (9,425,652)
--------------------------------------------------------------------------------------------------
   Class B                                                             (2,499,352)      (2,470,336)
--------------------------------------------------------------------------------------------------
   Class M                                                                (92,072)        (106,111)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --       (1,445,356)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (436,726)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (17,894)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          (28,701,885)      12,078,385
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (47,448,333)       4,900,439

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     246,932,003      242,031,564
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $44,885 and $228,125, respectively)                        $199,483,670     $246,932,003
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.99        $9.26        $8.99        $8.76        $8.95
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .45(a)       .46(a)       .47          .46          .48
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.70)        (.19)         .27          .23         (.19)
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.25)         .27          .74          .69          .29
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.45)        (.47)        (.47)        (.46)        (.48)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.07)          --           --           --
------------------------------------------------------------------------------------------------
Total distributions                     (.45)        (.54)        (.47)        (.46)        (.48)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.29        $8.99        $9.26        $8.99        $8.76
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (2.72)        2.93         8.35         8.05         3.30
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $149,434     $186,170     $186,130     $185,030     $186,633
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .87(a)       .91(a)       .98          .98          .96
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.24(a)      4.96(a)      5.06         5.22         5.39
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 10.84         7.80        31.07        33.92        33.23
------------------------------------------------------------------------------------------------

  (a) Reflects a management fee waiver during the period (Note 2). As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $0.01 per share for class A, class B and class M, respectively. Expenses for the period ended May 31, 1999, reflect a reduction of $0.01 per share for class A, class B and class M, respectively.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.98        $9.25        $8.98        $8.75        $8.94
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .39(a)       .40(a)       .41          .41          .42
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.69)        (.20)         .27          .22         (.19)
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.30)         .20          .68          .63          .23
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.40)        (.40)        (.41)        (.40)        (.42)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.07)          --           --           --
------------------------------------------------------------------------------------------------
Total distributions                     (.40)        (.47)        (.41)        (.40)        (.42)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.28        $8.98        $9.25        $8.98        $8.75
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (3.37)        2.27         7.65         7.35         2.63
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $48,424      $58,763      $53,689      $47,050      $41,655
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.52(a)      1.56(a)      1.63         1.63         1.61
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.59(a)      4.31(a)      4.40         4.56         4.71
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 10.84         7.80        31.07        33.92        33.23
------------------------------------------------------------------------------------------------

  (a) Reflects a management fee waiver during the period (Note 2). As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $0.01 per share for class A, class B and class M, respectively. Expenses for the period ended May 31, 1999, reflect a reduction of $0.01 per share for class A, class B and class M, respectively.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.99        $9.26        $9.00        $8.76        $8.95
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .42(a)       .43(a)       .43          .44          .45
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.69)        (.19)         .27          .23         (.18)
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.27)         .24          .70          .67          .27
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.43)        (.44)        (.44)        (.43)        (.46)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.07)          --           --           --
------------------------------------------------------------------------------------------------
Total distributions                     (.43)        (.51)        (.44)        (.43)        (.46)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.29        $8.99        $9.26        $9.00        $8.76
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (3.02)        2.62         7.90         7.85         3.00
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,626       $1,998       $2,212         $911         $495
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.17(a)      1.21(a)      1.28         1.28         1.27
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.94(a)      4.67(a)      4.76         4.87         4.85
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 10.84         7.80        31.07        33.92        33.23
------------------------------------------------------------------------------------------------

  (a) Reflects a management fee waiver during the period (Note 2). As a result of such waiver, expenses of the fund for the year ended May 31, 2000, reflect a reduction of less than $0.01 per share for class A, class B and class M, respectively. Expenses for the period ended May 31, 1999, reflect a reduction of $0.01 per share for class A, class B and class M, respectively.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
May 31, 2000

Note 1
Significant accounting policies

Putnam Ohio Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Ohio personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of Ohio tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations.

For the year ended May 31, 2000, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2000, the fund had a capital loss carryover of approximately $1,234,000 available to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $876,000    May 31, 2007
       358,000    May 31, 2008

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2000, the fund had no such reclassification.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter. Prior to July 1, 1999, the management fee was based on (ii) above. Through July 1, 1999, a management fee waiver of 0.10% on each tier was in effect.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 2000, fund expenses were reduced by $138,414 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $553 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $16,826 and $243 from the sale of class A and class M shares, respectively, and $133,257 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $6,794 on class A redemptions that were purchased without an initial sales charge as part of an investment of $1 million or more.

Note 3
Purchases and sales of securities

During the year ended May 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $23,612,488 and $53,434,027, respectively. There were no purchases or sales of U.S. government obligations.

Note 4
Capital shares

At year ended May 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,069,343        $  9,135,737
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  653,769           5,569,988
---------------------------------------------------------------------------
                                             1,723,112          14,705,725

Shares
repurchased                                 (4,408,450)        (37,331,227)
---------------------------------------------------------------------------
Net decrease                                (2,685,338)       $(22,625,502)
---------------------------------------------------------------------------

                                                   Year ended May 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,266,802         $20,801,502
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  760,646           6,988,613
---------------------------------------------------------------------------
                                             3,027,448          27,790,115

Shares
repurchased                                 (2,429,366)        (22,308,499)
---------------------------------------------------------------------------
Net increase                                   598,082         $ 5,481,616
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    760,260         $ 6,485,997
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  176,646           1,502,993
---------------------------------------------------------------------------
                                               936,906           7,988,990

Shares
repurchased                                 (1,634,608)        (13,844,173)
---------------------------------------------------------------------------
Net decrease                                  (697,702)        $(5,855,183)
---------------------------------------------------------------------------

                                                   Year ended May 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,323,926         $12,139,233
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  192,803           1,768,836
---------------------------------------------------------------------------
                                             1,516,729          13,908,069

Shares
repurchased                                   (780,555)         (7,157,724)
---------------------------------------------------------------------------
Net increase                                   736,174         $ 6,750,345
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     16,852           $ 143,702
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    6,680              56,835
---------------------------------------------------------------------------
                                                23,532             200,537

Shares
repurchased                                    (49,686)           (421,737)
---------------------------------------------------------------------------
Net decrease                                   (26,154)          $(221,200)
---------------------------------------------------------------------------

                                                   Year ended May 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     70,010           $ 644,169
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   10,419              95,796
---------------------------------------------------------------------------
                                                80,429             739,965

Shares
repurchased                                    (97,161)           (893,541)
---------------------------------------------------------------------------
Net decrease                                   (16,732)          $(153,576)
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Susan A. McCormack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Ohio Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN053 62261  848/240/130  7/00